SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

RAMP CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-24768	84-1123311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue Suite 1830 New York, New York (Address of principal executive offices)	10170 (Zip Code)

Registrant's telephone number, including area code: (212) 697-2509

(Former name or former address, if changed since last report)

          Ramp Corporation, formerly Medix Resources Inc., (the "Company") hereby amends its Current Report on Form 8-K, dated November 10, 2003, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired
  Audited financial statements of The Duncan Group, Inc. d/b/a Frontline Physicians Exchange ("Frontline") as of and for the years ended December 31, 2002 and 2001, together with independent auditor's report.
  Unaudited financial statements of Frontline as of June 30, 2003 and for the six months ended June 30, 2003 and 2002.

(b)	Pro Forma Financial Information
  Unaudited pro forma condensed combined balance sheet as of June 30, 2003, giving pro forma effect to the Company's acquisition of Frontline as if it occurred on June 30, 2003.
  Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2002 and the six months ended June 30, 2003, giving pro forma effect to the Company's acquisition of Frontline as if it occurred on January 1, 2002.

(c)	Exhibits

23   Consent of BDO Seidman, LLP, dated January 26, 2004.

99.1   •   Audited financial statements of  Frontline as of and for the years ended December 31, 2002 and 2001, together with independent auditor's report.

•   Unaudited financial statements of Frontline as of June 30, 2003 and for the six months ended June 30, 2003 and 2002.

99.2   •   Unaudited pro forma condensed combined balance sheet as of June 30, 2003, giving pro forma effect to the Company's acquisition of Frontline as if it occurred on June 30, 2003.

•   Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2002 and the six months ended June 30, 2003, giving pro forma effect to the Company's acquisition of Frontline as if it occurred on January 1, 2002.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAMP CORPORATION (Registrant)
Dated: January 26, 2004.	By:/s/ Mitchell Cohen Mitchell Cohen Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description Number
23	Consent of BDO Seidman, LLP, dated January 26, 2004.
99.1

  Audited financial statements of The Duncan Group, Inc. d/b/a Frontline Physicians Exchange ("Frontline") as of and for the years ended December 31, 2002 and 2001, together with independent auditor's report.

  Unaudited financial statements of Frontline as of June 30, 2003 and for the six months ended June 30, 2003 and 2002.

99.2

  Unaudited pro forma condensed combined balance sheet as of June 30, 2003, giving pro forma effect to the Company's acquisition of Frontline as if it occurred on June 30, 2003.

  Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2002 and the six months ended June 30, 2003, giving pro forma effect to the Company's acquisition of Frontline as if it occurred on January 1, 2002.